Pension and Other Employee Obligations - Summary of Pension and Other Employee Obligations (Detail) - USD ($) $ in Thousands	Mar. 31, 2023	Mar. 31, 2022
Current:
Salaries and bonus	$ 95,893	$ 93,210
Pension	1,473	1,365
Withholding taxes on salary and statutory payables	10,515	11,193
Total	107,881	105,768
Non-current:
Pension and other obligations	19,504	16,238
Total	$ 19,504	$ 16,238